Employee Benefits (Tables)	12 Months Ended
Dec. 31, 2025
Classes of employee benefits expense [abstract]
Disclosure Of Detailed Information About Employee Benefits [Table Text Block]
Employee benefits costs were comprised of the following:

	2025	2024	2023
Salaries, wages and contractor fees (i)	114,876	84,754	62,900
Share-based payments (ii)	24,136	23,780	11,922
Total	139,012	108,534	74,822
(i)Salaries, wages and contractor fees include social security costs and annual bonuses. During the year ended December 31, 2025, US$34,265 of salaries, wages and contract fees were capitalized (US$19,809 in 2024 and US$16,694 in 2023).
(ii)Represents compensation expenses stemming from share-based arrangements settled in the Group’s common shares. For further information refer to Note 2.11. Share-based payments and warrants contracts.